SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 5, 1995


                       DIAGNOSTIC/RETRIEVAL SYSTEMS, INC.
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             (Exact name of registrant as specified in its charter)


          Delaware                   1-8533                     13-2632319
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(State or other jurisdiction  (Commission File Number)      (IRS Employer
       of incorporation)                                   Identification No.)


    5 Sylvan Way, Parsippany, N.J.                               07054
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(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code: 201 898-1500
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         (Former name or former address, if changed since last report)

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Item 2.  Acquisition or Disposition of Assets

         On July 5, 1995 (the "Closing Date"), Diagnostic/Retrieval Systems, Inc. (the "Company"), through a wholly-owned subsidiary of Photronics Corp., a New York corporation and a wholly-owned subsidiary of the Company ("Photronics"), acquired substantially all of the assets of Opto Mechanik, Inc. ("OMI"), a Delaware corporation, pursuant to an Agreement for Acquisition of Assets dated May 24, 1995, as amended July 5, 1995, between Photronics and OMI (the "Agreement"), and approved by the United States Bankruptcy Court for the Middle District of Florida on June 23, 1995. Pursuant to the Agreement, the Company paid a total of $5,450,000 consisting of i) $1,150,000 in cash to PNC Bank, Kentucky, Inc. ("PNC"), ii) a note to PNC in the principal amount of $1,450,000 to be paid in 48 equal monthly installments of principal and interest commencing with the first day of the month following the Closing Date (the "PNC Note"), iii) $2,550,000 in cash to MetLife Capital Corporation and iv) a note in the principal amount of $300,000 to OMI payable in 6 equal monthly installments of principal and interest commencing on August 5, 1995 (the "OMI Note"). The PNC Note bears interest at a floating rate equal to the lesser of i) PNC's stated prime interest rate plus 0.5%, or ii) the prime rate as reported by the Wall Street Journal plus 0.5%. The OMI Note bears interest at a rate of 9.5% per annum. The cash consideration paid in the acquisition was obtained from the Company's working capital.

         OMI, located in Melbourne, Florida, designs and manufactures electro-optical sighting and targeting systems used primarily in military fire control devices and in various weapons systems.

         For accounting purposes, the acquisition of OMI will be accounted for as a purchase. Reference is made to Item 7 for additional information.


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


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a) Financial Statements*:

             1. As it is impracticable to provide the required financial statements for Opto Mechanik, Inc. with this report on Form 8-K, such financial statements will be filed under cover to Form 8 as soon as practicable, but not later than 60 days after the filing date of this report.

         (b) Pro Forma Financial Information*:

             1. Unaudited pro forma condensed consolidated balance sheet of
                Diagnostic/Retrieval Systems, Inc. and subsidiaries and Opto Mechanik, Inc. as of March 31, 1995.

             2. Unaudited pro forma condensed consolidated statements of earnings of Diagnostic/Retrieval Systems, Inc. and subsidiaries and Opto Mechanik, Inc. for the fiscal year ended March 31, 1995.

         (c)  Exhibits*:

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* To be filed by amendment

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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         DIAGNOSTIC/RETRIEVAL SYSTEMS, INC.



                                         By:  /s/   NANCY R. PITEK
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                                                    Nancy R. Pitek
                                                    Controller and Treasurer

Dated: July 19, 1995


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